497(e)
                                                                         333-447
                         INTRUST FUNDS TRUST


                       Supplement dated December 29, 1999
                        to Prospectus dated March 5, 1999

         On December 28, 1999, the shareholders of the Stock Fund of INTRUST Funds Trust ("Trust") approved new sub-advisory arrangements between AMR Investment Services, Inc. ("AMR") and INTRUST Bank, N.A., the investment adviser to the Stock Fund (the "Sub-Advisory Agreement") and between Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") and AMR (the "AMR Agreement"). AMR currently serves as Sub-Adviser for the INTRUST Money Market Fund. AMR will retain Barrow Hanley to manage the Stock Fund's investments. The current sub-adviser for the Stock Fund, Ark Asset Management Company, Inc. resigned as sub-adviser effective December 31, 1999. The change in sub-advisers will not result in any change in advisory fees currently paid by the Stock Fund to INTRUST Bank, N.A.

         A description of AMR is contained in the Prospectus. Barrow Hanley is an investment firm whose main office is at 3232 McKinney Avenue, 15th floor, Dallas, TX 75204. Barrow Haley provides sub-advisory investment services to other mutual fund companies and, as of June 30, 1999, had sub-advisory relationships totaling over $20 billion in assets.